Defined Benefit Plan, Items Recognized in Accumulated Other Comprehensive Income (Loss) (Detail) (JPY ¥) In Millions	Mar. 31, 2011	Mar. 31, 2010
Schedule of Pension and Other Postretirment Benefits Recgonized in Accumulated Other Comprehensive Income (Loss) [Line Items]
Actuarial gains (losses), net	¥ (42,262)	¥ (39,052)
Prior service cost	12,611	14,518
Transition obligation	(935)	(1,060)
Total	¥ (30,586)	¥ (25,594)